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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    (SUBSECTIONS (a) AND (b) OF SECTION 1350,
                   CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the "Act") and Rule 13a-14(b) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each of the undersigned, Paul A. Bragg, President and Chief Executive Officer of Pride International, Inc., a Delaware corporation (the "Company"), and Louis A. Raspino, Executive Vice President and Chief Financial Officer of the Company, hereby certify that, to his knowledge:

      (1) the amendment to the Company's Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 3, 2005
                                          /s/ Paul A. Bragg
                                          -------------------------------------
                                          Paul A. Bragg
                                          President and Chief Executive Officer

                                          /s/ Louis A. Raspino
                                          -------------------------------------
                                          Louis A. Raspino
                                          Executive Vice President and
                                          Chief Financial Officer

      The foregoing certification is being furnished solely pursuant to Section 906 of the Act and Rule 13a-14(b) promulgated under the Exchange Act and is not being filed as part of the Report or as a separate disclosure document.